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                                                             EXHIBIT 10.17 (ii)

                        FIRST AMENDMENT TO LOAN AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AGREEMENT, dated as of November 1, 2000 (this "Amendment"), is among DIEBOLD, INCORPORATED, an Ohio corporation (the "Company"), the SUBSIDIARY BORROWERS (as defined in the Loan Agreement referred to below) (together with the Company, the "Borrowers"), the lenders set forth on the signature pages hereof (the "Lenders"), and BANK ONE, MICHIGAN, a Michigan banking corporation, as agent for the Lenders (in such capacity, the "Agent").


                                    RECITALS

         A. The Borrowers, the Lenders and the Agent are parties to a Loan Agreement dated December 1, 1999 (the "LOAN AGREEMENT").

         B. The Borrowers desire to amend the Loan Agreement as set forth herein, and the Agent and the Lenders are willing to do so in accordance with the terms hereof.

                                      TERMS

         In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

         ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in
Article III hereof, the Loan Agreement shall be amended as follows:

         1.1 Section 1.1 is amended as follows:

         (a) The definitions of "FACILITY TERMINATION DATE" and "MATURITY DATE" are restated as follows:

                  "FACILITY TERMINATION DATE" means the earlier to occur of (a) February 28, 2001 or (b) the date on which the Revolving Credit Commitments are terminated pursuant to Article VIII.

                  "MATURITY DATE" means the earlier to occur of (a) the date two years after the Facility Termination Date or (b) the date on which the maturity of the Term Loans are accelerated pursuant to Article VIII.

         (b) The definition of "INTEREST PERIOD" is amended by restating clause
(ii) of the proviso to such definition as follows:

                           (ii) any Interest Period applicable to a Fixed Rate Loan that would otherwise extend beyond (A) with respect to any Term Loan, the Maturity Date, shall end on the Maturity Date or (B) with respect to any other Loan, the Facility Termination Date, may be elected but shall end on the Facility Termination Date (and such Loan shall be due and payable on the Facility Termination Date and any amounts due under Section 3.4 shall be payable) unless the Facility Termination Date is extended on or before the last day of such Interest Period to a date beyond the end of such Interest Period; and

                                       53

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         ARTICLE II. REPRESENTATIONS. Each of the Borrowers represents and warrants to the Agent and the Lenders that:

         2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized and is not in contravention of any statute, law or regulation or of any terms of its Articles of Incorporation or By-laws, or of any material agreement or undertaking to which it is a party or by which it is bound.

         2.2 This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof.

         2.3 After giving effect to the amendments contained herein, the representations and warranties contained in Article V of the Loan Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof except for representations and warranties made only as of a certain date, which representations and warranties were true on the date made, and no Default or Unmatured Default exists or has occurred and is continuing on the date hereof.

         ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date hereof when each of the following conditions is satisfied:

         3.1 The Borrowers, the Lenders, the Swing Lender and the Agent shall have signed this Amendment.

         3.2 The Guarantors shall have signed the consent and agreement to this Amendment.


         ARTICLE IV. MISCELLANEOUS.

         4.1 References in the Loan Agreement or in any other Loan Document to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby and as further amended from time to time.

         4.2 Except as expressly amended hereby, each of the Borrowers agrees that the Loan Agreement and the other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.


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         IN WITNESS WHEREOF, the parties signing this Amendment have caused this
Amendment to be executed and delivered as of the day and year first above written.

                               DIEBOLD, INCORPORATED

                               By: /s/ Walden W. O'Dell
                                  ----------------------------------------
                               Title:  Chairman, President & CEO



                               DIEBOLD INTERNATIONAL LIMITED

                               By: /s/ Timothy J. McDannold
                                  ----------------------------------------
                               Title:  Designated Financial Officer



                               DIEBOLD SELF-SERVICE SOLUTIONS S.a.r.l.,
                               GRANGES-PACCOT

                               By: /s/ Timothy J. McDannold
                                  ----------------------------------------
                               Title:  Designated Financial Officer



                               BANK ONE, MICHIGAN, as Agent, Swing Lender,
                               Issuer and Lender

                               By: /s/ Paul R. DeMelo
                                  ----------------------------------------
                               Title:  Managing Director





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                               ABN AMRO BANK N.V.

                               By: /s/ Mary L. Honda
                                  ----------------------------------------
                               Title:  Group Vice President


                               By: Kathleen L. Ross
                                  ----------------------------------------
                               Title: Senior Vice President



                               BANK OF AMERICA, N.A.

                               By: /s/ Raju Patel
                                  ----------------------------------------
                               Title:  Principal



                               THE CHASE MANHATTAN BANK

                               By: /s/ Henry W. Centa
                                  ----------------------------------------
                               Title:  Vice President



                               KEYBANK NATIONAL ASSOCIATION

                               By: /s/ Marianne T. Meil
                                  ----------------------------------------
                               Title:  Vice President



                               NATIONAL CITY BANK

                               By: /s/ Davis R. Bonner
                                  ----------------------------------------
                               Title:  Senior Vice President



                               THE BANK OF NEW YORK

                               By: /s/ Kenneth R. McDonnell
                                  ----------------------------------------
                               Title:  Assistant Vice President


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                              CONSENT AND AGREEMENT

         As of the date and year first above written, each of the undersigned hereby:

         (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby;

         (b) agrees that the Guaranty to which it is a party and each other Loan Document to which it is a party are hereby ratified and confirmed and shall remain in full force and effect in accordance with the terms thereof, acknowledges and agrees that it has no setoff, counterclaim, defense or other claim or dispute with respect to the Guaranty and each other Loan Document to which it is a party; and

         (c) represents and warrants to the Agent and the Lenders that the execution, delivery and performance of this Consent and Agreement are within its powers, have been duly authorized and are not in contravention of any statute, law or regulation or of any terms of its organizational documents or of any material agreement or undertaking to which it is a party or by which it is bound, and this Consent and Agreement is the legal, valid and binding obligations of it, enforceable against it in accordance with the terms hereof and thereof. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

                                     DIEBOLD INVESTMENT COMPANY


                                     By: /s/ Margaret Pulgini
                                        ----------------------------------
                                     Title:  Vice President/Treasurer



                                     DIEBOLD FINANCE COMPANY, INC.

                                     By: /s/ Margaret Pulgini
                                        ----------------------------------
                                     Title:  Vice President/Treasurer



                                     DIEBOLD CREDIT CORPORATION

                                     By: /s/ Charee Francis-Vogelsang
                                        ----------------------------------
                                     Title:  Vice President and Secretary



                                     DIEBOLD SST HOLDING COMPANY, INC.

                                     By: /s/ Charee Francis-Vogelsang
                                        ----------------------------------
                                     Title:  Vice President and Secretary


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                                     DIEBOLD SELF-SERVICE SYSTEMS

                                     By: /s/ Charee Francis-Vogelsang
                                        ----------------------------------
                                     Title:  Secretary



                                     DIEBOLD HOLDING COMPANY, INC.

                                     By: Charee Francis-Vogelsang
                                        ----------------------------------
                                     Title: Assistant Secretary



                                     DIEBOLD MEXICO HOLDING COMPANY, INC.

                                     By: /s/ Charee Francis-Vogelsang
                                        ----------------------------------
                                     Title:  Secretary



                                     DIEBOLD LATIN AMERICA HOLDING COMPANY, INC.

                                     By: /s/ Charee Francis-Vogelsang
                                        ----------------------------------
                                     Title:  Secretary